Exhibit 23.1


                     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS


     We consent to the incorporation by reference herein of our report included in Handy Hardware Wholesale, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2004, and the reference to our firm under the heading "Experts" in the Prospectus.



                                       /s/ Clyde D. Thomas & Company, P.C.
                                       ----------------------------------------
                                       CLYDE D. THOMAS & COMPANY, P. C.
                                       Certified Public Accountants


  February 17, 2005
  Pasadena, Texas